                                                                    EXHIBIT 10.6

[LOGO OF SANWA BANK APPEARS HERE]

                   AMENDMENT OF COMMERCIAL CREDIT AGREEMENT


This Amendment of Commercial Credit Agreement ("Amendment") is made and entered into this 26th day of June, 1997 by and between SANWA BANK CALIFORNIA (the "Bank") and ATG INC. (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain commercial credit agreement between the parties hereto and dated as of April 19, 1996, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules thereto (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in this Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement.

NOW THEREFORE, the value required and hereby acknowledged, the Borrower and the Bank agrees as follows:

1. Revised Repayment of Principal. The date contained in section 2.02 D of the Agreement, which is currently May 30, 1997, shall be modified and amended to be August 31, 1997.

2. Revised Expiration of the Accounts Receivable Line of Credit Facility. The date contained in section 2.02 H of the Agreement, which is currently May
30, 1997, shall be modified and amended to be August 31, 1997.

3. Incorporation Into Agreement. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof, "herein" or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

4. No Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank, under the Agreement.

5. Confirmation of Other Terms and Conditions. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                   BORROWER:

SANWA BANK OF CALIFORNIA                ATG INC

By: [SIGNATURE ILLEGIBLE]               By: /s/ Doreen Chiu
   ---------------------------             --------------------------
     Authorized Officer                    Doreen Chiu, President

   Craig C. Fendel V.P. & Mgr.

   /s/ Craig C. Fendel